Exhibit 10.12

REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into this 11th day of January, 2002, by and among BLACKBOARD INC., a Delaware corporation (“Blackboard”) and THE GEORGE WASHINGTON UNIVERSITY, a congressionally chartered nonprofit corporation (“GW”).

WITNESSETH:

     WHEREAS, Blackboard, its wholly owned subsidiary, Bb ACQUISITION CORP. (“BAC”), a Delaware corporation, and GW have entered into that certain Asset Purchase Agreement dated December 28, 2001 pursuant to which Blackboard and BAC have agreed to purchase substantially all of the assets of Prometheus, a division of GW (the “Asset Purchase Agreement”); and

     WHEREAS, it is a condition to the obligations of GW, Blackboard and BAC under the Asset Purchase Agreement that this Agreement be executed and delivered by the parties hereto.

AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     (a) “Affiliate” shall mean with respect to any person or entity, any person or entity that, directly or indirectly, through one or more intermediaries, controls such person or entity or any corporation, partnership, limited liability company, joint venture, unincorporated association or other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity provided however, that for purposes of this Agreement, neither Clyde Lee Davis IV nor GW Solutions, Inc. shall be deemed an “Affiliate”.

     (b) “Capital Stock” shall mean and include all shares of Common Stock and Preferred Stock.

     (c) “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     (d) “Common Stock” shall mean common stock, $0.01 par value, of Blackboard.

     (e) “CoSale Agreement” shall mean that certain CoSale and Right of First Refusal Agreement by and between Blackboard and certain of its stockholders dated April 6, 2001, as amended from time to time.

     (f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (g) “Existing Registration Rights Agreements” means and includes that certain Third Amended and Restated Registration Rights Agreement by and between Blackboard and certain of its stockholders dated April 6, 2001, as amended from time to time.

     (h) “GW Stock” shall mean the 1,086,956 shares of Common Stock issued as part of the purchase price to GW pursuant to the Asset Purchase Agreement, as may be adjusted pursuant to Section 7.14 of the Asset Purchase Agreement.

     (i) “IPO” shall mean the initial public offering of any shares of Capital Stock.

     (j) “Joinder Agreement” shall mean that certain Joinder Agreement, dated as of January    , 2002, by and between Blackboard and GW.

     (k) “Preferred Stock” shall mean and include Blackboard’s Series A Convertible Preferred Stock, par value $0.01 per share, Blackboard’s Series B Convertible Preferred Stock, par value $0.01 per share, Blackboard’s Series C Convertible Preferred Stock, par value $0.01 per share, Blackboard’s Series D Convertible Preferred Stock, par value $0.01 per share, and Blackboard’s Series E Convertible Preferred Stock, par value $0.01 per share.

     (l) “Registration Expenses” shall mean the expenses so described in Section 6 of this Agreement.

     (m) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (n) “Selling Expenses” shall mean the expenses so described in Section 6 of this Agreement.

     (o) “Stockholders’ Agreement” shall mean that certain Third Amended and Restated Stockholders’ Agreement by and between Blackboard and certain of its stockholders dated April 6, 2001, as amended from time to time.

     (p) “Transfer” shall mean any sale, assignment, transfer, mortgage, pledge encumbrance or other disposition.

     (q) “Voting Agreement” shall mean that certain Third Amended and Restated Voting Agreement by and between Blackboard and certain of its stockholders dated April 6, 2001, as amended from time to time.

     2. Restrictive Legend. Each certificate representing the GW Stock shall, except as otherwise provided for herein, be stamped or otherwise imprinted with a legend substantially in the following form:

(a) “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE TRANSFERRED ONLY IF REGISTERED UNDER SUCH APPLICABLE ACTS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

(b) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT, STOCKHOLDERS’ AGREEMENT AND CO-SALE AGREEMENT WHICH AGREEMENTS INCLUDE CERTAIN RESTRICTIONS ON TRANSFER. COPIES OF THE AFOREMENTIONED AGREEMENTS ARE ON FILE AND AVAILABLE FOR

INSPECTION AT THE COMPANY’S PRINCIPAL OFFICE, AND NO TRANSFER OF THE INTERESTS REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS OR UNTIL THE TERMS AND CONDITIONS OF SUCH AGREEMENTS SHALL HAVE BEEN COMPLIED WITH.”

     A certificate shall not bear such legend if in the opinion of counsel satisfactory to Blackboard (it being agreed that Akin, Gump, Strauss, Hauer and Feld, LLP’s opinion shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws. Upon the termination of the Voting Agreement, Stockholders’ Agreement and CoSale Agreement, and upon receipt by the Blackboard of the share certificates representing the GW Stock, Blackboard shall promptly issue new share certificates for the GW Stock, which new share certificates shall be endorsed only with the legend set forth in subsection (a) above. Upon the two-year anniversary of the date of issuance of the GW Stock and upon receipt by Blackboard (or its transfer agent) of the share certificates representing the GW Stock, Blackboard shall promptly issue new share certificates for the GW Stock, which new share certificates shall be endorsed only with the legend set forth in subsection (b) above, unless such legend has been removed pursuant to the preceding sentence.

     3. Underwriters’ Lock-Up Agreement; Notice of Proposed Transfer; Prohibited Transfers.

     (a) If requested in writing by the underwriters for the IPO of Blackboard, GW shall agree not to sell publicly any shares of GW Stock without the consent of such underwriters for a period of not more than 180 days following the effective date of the registration statement relating to the IPO.

     (b) Subject to the provisions of Section 3, until the IPO, GW shall not Transfer (whether or not for value) any shares of GW Stock, except in accordance with the Stockholders’ Agreement, Voting Agreement and CoSale Agreement.

     (c) In no event shall any Transfer of shares of GW Stock be made, unless and until GW has complied with all federal and state securities laws applicable to such Transfer. Any purported Transfer which is not conducted in accordance with the provisions of this Agreement shall be null and void ab initio. Notwithstanding anything to the contrary contained in this Agreement, no shares of GW Stock held by GW may be Transferred unless, prior to such Transfer, the proposed transferee agrees in writing, in form and substance reasonably satisfactory to Blackboard, to be bound by the terms of this Agreement, the Voting Agreement, the Stockholders’ Agreement and the CoSale Agreement. Upon the execution of such instrument, the term “GW” as used in this Agreement shall be deemed to include the transferee executing such instrument.

     (d) Prior to any proposed transfer of any shares of GW Stock (other than under the circumstances described in Section 4), GW shall give written notice to Blackboard of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by Blackboard, shall be accompanied by an opinion of counsel satisfactory to Blackboard to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to (i) a transferee or assignee that is a stockholder of Blackboard, (ii) an Affiliate of GW, (iii) Blackboard, or (iv) if the shares may be resold without restriction under Rule 144 of the Securities Act. Each certificate for GW Stock transferred as above provided shall bear the legend set forth in Section 2(a), except that such certificate shall not bear such legend if (1) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (2) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of Blackboard) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2(a) in accordance with the provisions of that Section. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge that a portion of the GW Stock is being held in escrow and bound by and subject to the restrictions set forth in the Asset Purchase Agreement.

     4. Piggy Back Registration. If Blackboard at any time (other than in connection with the IPO) proposes to register any of shares of Capital Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8, any successor to such forms, any form being used to register shares issued or issuable pursuant to Blackboard benefit plans, or another form not available for registering any share of Capital Stock for sale to the public), then at each such time it will give written notice to GW of its intention to do so; provided, however, that in the case of a registration statement being filed pursuant to the provisions of the Existing Registration Rights Agreement, Blackboard shall request the concurrence of the stockholders whose shares of Common Stock are being registered on that registration statement to the inclusion of shares of GW Stock on that registration statement and shall provide written notice to GW to the extent that such stockholders concur with the registration of shares of GW Stock on such registration statement. Upon GW’s written request, received by Blackboard within 30 days after the giving of any such notice by Blackboard, to register any shares of GW Stock, Blackboard will use its best efforts to cause the GW Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Blackboard, all to the extent required to permit the sale or other disposition by the holder of such shares so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of GW Stock to be included in such an underwriting may be reduced pro rata among the requesting holders of GW Stock and the holders of other shares of Capital Stock who have and are exercising piggyback registration rights pursuant to the Existing Registration Rights Agreement in conjunction with GW’s exercise of its rights under this Section 4 based upon the aggregate number of shares of GW Stock and Capital Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of all of the shares of GW Stock and Capital Stock would adversely affect the marketing of the securities to be sold by Blackboard. The rights granted by this Section 4 and any pro-rata cutback shall be consistent with the rights granted by the Blackboard to the stockholders pursuant to the Existing Registration Rights Agreement. Notwithstanding the foregoing provisions, Blackboard may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of GW Stock.

     5. Registration Procedures. If and whenever Blackboard is required by the provisions of Section 4 to register any shares of GW Stock under the Securities Act, Blackboard will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of any shares of GW Stock covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

     (c) promptly notify GW (if any shares of GW Stock are to be included in a registration statement hereunder) of the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission or by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, or (D) of the receipt by Blackboard of any notification with respect to the suspension of the qualification of any shares of GW Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (d) use best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post effective amendment thereto at the earliest practicable date;

     (e) if requested by any managing underwriter or underwriter, any placement or sales agent or any person holding shares of GW Stock to be registered in a registration statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such stockholder may reasonably specify should be included therein relating to the terms of the sale of the shares of GW Stock included thereunder, including, without limitation, information with respect to the number of shares of GW Stock being sold by such stockholder or agent or to such underwriters, the name and description of such stockholder, the offering price of such shares of GW Stock and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and any other terms of the offering of the shares of GW Stock to be sold in such offering, and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

     (f) furnish to GW such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the shares of GW Stock covered by such registration statement;

     (g) use its best efforts to register or qualify the shares of GW Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the proposed seller(s) of the shares of GW Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that Blackboard shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (h) use its best efforts to list the shares of GW Stock covered by such registration statement with any securities exchange on which the Common Stock of Blackboard is then listed;

     (i) immediately notify each seller of shares of GW Stock under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Blackboard has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (j) if the offering is underwritten and at the request of any seller of shares of GW Stock, furnish on the date that shares of GW Stock are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing Blackboard for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (B) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by Blackboard, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Blackboard included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

     (k) make available for inspection by each seller of shares of GW Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Blackboard, and cause Blackboard’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

     (l) otherwise comply with all applicable rules and regulations of the Commission, and make available to the stockholders, as soon as practicable, but in any event not later than 18 months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Securities Act (including, at the option of Blackboard, pursuant to Rule 158 thereunder).

     For purposes of Section 5(a) and (b), the period of distribution of shares of GW Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of shares of GW Stock in any other registration shall be deemed to extend until the earlier of the sale of shares of GW Stock covered thereby and 120 days after the effective date thereof.

     In connection with each registration hereunder, GW and any other sellers of shares of GW Stock will furnish to Blackboard in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to Section 4, covering an underwritten public offering, Blackboard and GW agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Blackboard’s size and investment stature.

     6. Expenses. All expenses incurred by Blackboard in complying with Section 4, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel and independent public accountants for Blackboard, fees of any national securities exchange or of the National Association of Securities Dealers, Inc., but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions incurred in connection with, the sale of GW Stock and fees and disbursements of counsel for the participating sellers are called “Selling Expenses.”

     Blackboard will pay all Registration Expenses in connection with each registration statement under Section 4, provided, that expenses in excess of $15,000 of any special audit required in connection with such a registration shall be borne, pro rata, by GW, as a participating seller, in proportion to the number of shares sold by it as compared with the number of shares sold by each other participating seller. All Selling Expenses in connection with each registration statement under Sections 4 shall be borne, pro rata, by GW, as a participating seller in proportion to the number of shares sold by it as compared with the number of shares sold by other participating sellers other than Blackboard (except to the extent Blackboard shall be a seller) as they may agree.

     7. Indemnification and Contribution.

     (a) In the event of a registration of any of the shares of GW Stock under the Securities Act pursuant to Section 4 or Blackboard will indemnify and hold harmless GW and any seller of shares of GW Stock each underwriter of such shares of GW Stock thereunder; any broker, Affiliate, director, officer or other person acting on GW’s behalf, and each other person, if any, who controls such seller, underwriter or any of the foregoing, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares of GW Stock were registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter, each such broker, Affiliate, officer, director or person acting on their behalf or each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Blackboard will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by GW or any seller of shares of GW Stock, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any shares of the GW Stock under the Securities Act pursuant to Section 4 (whether or not independent of, or in conjunction with the registration of any other shares of

Capital Stock of other persons under other registration rights agreements) GW and each seller of shares of GW Stock thereunder, jointly and severally, will indemnify and hold harmless Blackboard, each person, if any, who controls Blackboard within the meaning of the Securities Act, each officer of Blackboard who signs the registration statement, each director of Blackboard, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Blackboard or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which any shares of GW Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Blackboard and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that GW and each seller of GW Stock will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to Blackboard by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by GW or such seller from the sale of GW Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) GW or any holder of GW Stock exercising rights under this

Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of GW or any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, Blackboard and GW or such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its shares of Capital Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and Blackboard is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such shares of Capital Stock offered by it pursuant to such registration statement, but not in any event to exceed the net proceeds received by GW or any other such seller from the sale of GW Stock covered by such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8. Changes in Capital Stock.. If, and as often as, there is any change in the GW Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by the issuance by Blackboard of the Additional Shares, as defined in the Asset Purchase Agreement, or any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the GW Stock as so changed.

     9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the GW Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of Blackboard under the Securities Act shall have become effective, Blackboard agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Blackboard under the Securities Act and the Exchange Act; and

     (c) furnish to GW forthwith upon request a written statement by Blackboard as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Blackboard, and such other reports and documents so filed by Blackboard as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any GW Stock without registration.

     10. Representations and Warranties of Blackboard. Blackboard represents and warrants to GW as follows:

     (a) the execution, delivery and performance of this Agreement by Blackboard have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or bylaws of Blackboard or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Blackboard; and

     (b) this Agreement has been duly executed and delivered by Blackboard and constitutes the legal, valid and binding obligation of Blackboard, enforceable in accordance with its terms.

     11. Miscellaneous.

     (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any GW Stock), whether so expressed or not, provided, however, that registration rights conferred herein to the holders of GW Stock shall only inure to the benefit of a transferee of GW Stock if (i) such Transfer was in accordance with Section 3 hereof, (ii) there is transferred to such transferee at least 200,000 shares of GW Stock, (iii) there is transferred to such transferee all of the shares of GW Stock held by the transferor or (iv) such transferee is an Affiliate of GW.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

(i) if to Blackboard or GW at the address of such party set forth in the Asset Purchase Agreement; and

(ii) if to any other party, then at the address of such holder on file at Blackboard.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of Blackboard and GW.

     (e) Notwithstanding anything to the contrary contained in this Agreement, no shares of GW Stock held by any stockholder may be sold, transferred or otherwise disposed of to any permitted transferee or other transferee hereunder, unless such permitted transferee or other transferee, prior to such sale, transfer or other disposition, agrees in writing, in form and substance satisfactory to Blackboard, to be bound by the terms of this Agreement to the same extent and in the same manner as the transferor of such shares, a copy of which agreement or counterpart signature pages to this Agreement shall be maintained on file with the Secretary of Blackboard and shall include the address of such permitted transferee or other transferee to which notices hereunder shall be sent. In no instance shall any transfer of GW Stock to any person or entity who directly or indirectly competes with Blackboard be valid.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) The obligations of Blackboard to register the GW Stock under Section 4 shall terminate on the tenth anniversary of the date of this Agreement.

     (h) Notwithstanding the provisions of Section 4, Blackboard’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to Blackboard which, in the reasonable opinion of Blackboard, should not be disclosed.

     (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein. If any term or provision of this Agreement shall be deemed to be inconsistent with any term or provision of the Existing Registration Rights Agreement, the term of the Existing Registration Rights Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on this the 11th day of January, 2002.

BLACKBOARD INC., a Delaware corporation

By:	/s/ Andrew H. Rosen

Name:	Andrew H. Rosen
Title:	EVP and General Counsel

THE GEORGE WASHINGTON UNIVERSITY

By:	/s/ Louis H. Katz

Name:	Louis H. Katz
Title:	Vice President and Treasurer